UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 15, 2004


                              HARTMARX CORPORATION
               (Exact name of registrant as specified in charter)


          DELAWARE                     1-8501                  36-3217140
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


                             101 North Wacker Drive
                            Chicago, Illinois 60606
              (Address of principal executive offices) (Zip Code)

                                 (312) 372-6300
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)



ITEM 9.   REGULATION FD DISCLOSURE

         On April 15, 2004, Hartmarx Corporation (the "Company") at its annual stockholders meeting announced that the Company is now expecting that full-year net earnings for 2004 will grow in the range of 35% - 40%, rather than the 25%
- 40% range indicated earlier this year. Also, the Company issued the press release attached hereto as Exhibit 99.1.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HARTMARX CORPORATION


                                         By:  /s/ TARAS R. PROCZKO
                                              -------------------------------
                                              Taras R. Proczko
                                              Senior Vice President
Dated: April 15, 2004


EXHIBIT LIST


Exhibit Number             Description
-------------------        ---------------

   99.1                    Press Release dated April 15, 2004